Exhibit 10.1

KEANE GROUP, INC.
EQUITY AND INCENTIVE AWARD PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
This Restricted Stock Unit Award Agreement (this “Agreement”) is made and entered into as of [●], 20[●] (the “Grant Date”), by and between Keane Group, Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”). Capitalized terms not otherwise defined herein or in Appendix A shall have the meanings provided in the Keane Group, Inc. Equity and Incentive Award Plan (the “Plan”).
W I T N E S S E T H:
WHEREAS, the Company maintains the Plan; and
WHEREAS, the Company desires to grant Restricted Stock Units to the Participant pursuant to the terms of the Plan and the terms set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Grant. Subject to the conditions set forth in the Plan and this Agreement, the Company grants to the Participant [●] Restricted Stock Units.
2.    Vesting.
(a)    The Participant shall become vested in the Restricted Stock Units, in installments, on the dates indicated in the following table:

Vesting Date	Percentage of Vested Restricted Stock Units
[●]	[●]%
[●]	[●]%
[●]	[●]%

(b)    In the event of the Participant’s Termination [(x)] by the Company without Cause (other than as a result of death or disability) [or (y) by the Participant for Good Reason, in either case] within the twelve (12) month period following a Change in Control, the Participant shall become one hundred percent (100%) vested in the Restricted Stock Units upon the date of such Termination.
(c)    Except as otherwise provided in this Agreement, upon the Participant’s Termination for any reason, the portion of the Restricted Stock Units in which the Participant has not become vested shall be cancelled, and forfeited by the Participant, without consideration.

(d)    Notwithstanding any provision of this Agreement to the contrary, upon the Participant’s Termination by the Company for Cause, the Restricted Stock Units, including any portion in which the Participant had previously become vested, shall be cancelled, and forfeited by the Participant, without consideration.
3.    Award Settlement. The Company shall deliver to the Participant (or, in the event of the Participant’s prior death, the Participant’s beneficiary), one (1) share of Common Stock for each Restricted Stock Unit in which the Participant becomes vested in accordance with this Agreement. Delivery of such Common Stock shall be made as soon as reasonably practicable following the date the Participant becomes vested in the Restricted Stock Unit, but in no event later than the fifteenth (15th) day of the third month following the end of the calendar year in which the Participant became vested in such Restricted Stock Unit.
4.    Stockholder Rights. The Participant shall not have any voting rights, rights to dividends or other rights of a stockholder with respect to shares of Common Stock underlying a Restricted Stock Unit until the Restricted Stock Unit has vested and a share of Common Stock has been issued in settlement thereof and, if applicable, the Participant has satisfied any other conditions imposed by the Committee.
5.    Transferability. Except as permitted by the Committee, in its sole discretion, the Restricted Stock Units may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until the Restricted Stock Units have been settled and the shares of Common Stock underlying the Restricted Stock Units have been issued, and all restrictions applicable to such shares have lapsed, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
6.    Taxes. The Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. In accordance with the terms of the Plan, the Participant may elect to satisfy any applicable tax withholding obligations arising from the vesting or settlement of the Restricted Stock Units by having the Company withhold a portion of the shares of Common Stock to be delivered to the Participant upon settlement of the Restricted Stock Units or by delivering to the Company vested shares of Common Stock owned by the Participant, that in either case have a Fair Market Value equal to the sums required to be withheld; provided that, the number of shares of Common Stock which may be withheld in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities hereunder shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding equal to the aggregate amount of such tax liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
7.    Incorporation by Reference. The terms and provisions of the Plan are incorporated herein by reference, and the Participant hereby acknowledges receiving a copy of the Plan and represents that the Participant is familiar with the terms and provisions thereof. The Participant accepts this Award subject to all of the terms and conditions of the Plan. In the event of a conflict or inconsistency between the terms of the Plan and the terms of this Agreement, the Plan shall govern and control.
8.    Securities Laws and Representations. The Participant acknowledges that the Plan is intended to conform to the extent necessary with all applicable federal, state and foreign securities laws (including the Securities Act and the Exchange Act) and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission or any other governmental regulatory body. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Without limiting the foregoing, the Restricted Stock Units are being granted to the Participant, upon settlement of the Restricted Stock Units any shares of Common Stock shall be issued to the Participant, and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:
(a)    The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933 (the “Securities Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in herein;
(b)    Any shares of Common Stock issued to the Participant upon settlement of the Restricted Stock Units must be held indefinitely by the Participant unless (i) an exemption from the registration requirements of the Securities Act is available for the resale of such shares of Common Stock or (ii) the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such shares of Common Stock and the Company is under no obligation to continue in effect a Form S-8 Registration Statement or to otherwise register the resale of such shares of Common Stock (or to file a “re-offer prospectus”); and
(c)    The exemption from registration under Rule 144 shall not be available under current law unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and that any sale of shares of Common Stock issued to the Participant upon settlement of the Restricted Stock Units may be made only in limited amounts in accordance with, such terms and conditions.

9.    Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.
10.    Entire Agreement. This Agreement together with the Plan, as either of the foregoing may be amended or supplemented in accordance with their terms, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein, and supersedes all prior communications, representations and negotiations in respect thereto.
11.    Successors and Assigns. The terms of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. The Participant may not assign any of the rights or obligations under this Agreement without the prior written consent of the Company. The Company may assign its rights and obligations to another entity which shall succeed to all or substantially all of the assets and business of the Company.
12.    Amendments and Waivers. Subject to the provisions of the Plan, the provisions of this Agreement may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties hereto.
13.    Severability. In the event that any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
14.    Signature in Counterparts. This Agreement may be signed in counterparts, each which shall constitute an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
15.    Notices. Any notice required to be given or delivered to the Company under the terms of the Plan or this Agreement shall be in writing and addressed to the General Counsel and the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address listed in the Company’s personnel files or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery, three days after deposit in the United States mail by certified or registered mail (return receipt requested), one business day after deposit with any return receipt express courier (prepaid), or one business day after transmission by facsimile.
16.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

17.    Consent to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at law or equity, arising out of or relating to the Plan, this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the Southern District of Texas or any state court located in Harris County, State of Texas, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts.
18.    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE PARTIES HERETO AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.
19.    No Employment Rights. The Participant understands and agrees that this Agreement does not impact in any way the right of the Company or its Subsidiaries to terminate or change the terms of the employment of the Participant at any time for any reason whatsoever, with or without cause, nor confer upon any right to continue in the employ of the Company or any of its Subsidiaries.
20.    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, the Plan, the Restricted Stock Units and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
21.    Claw-Back Policy. The Restricted Stock Units shall be subject to any claw-back policy implemented by the Company.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date set forth above.

KEANE GROUP, INC.

By:
Name:
Title:

PARTICIPANT

Name:

[Signature Page to Restricted Stock Unit Award Agreement]

Appendix A
Definitions
For purposes of this Agreement, the following definitions shall apply.
“Cause” shall mean (i) in the event that the Participant is subject to a written employment or similar individualized agreement with the Company and/or any of its Subsidiaries that defines “cause” (or words with similar meaning), Cause shall have the meaning set forth in such agreement, and (ii) in the event that the Participant is not subject to a written employment or similar individualized agreement with the Company and/or any of its Subsidiaries that defines “cause” (or words with similar meaning), Cause shall mean (a) the Participant’s indictment for, conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime involving dishonesty, moral turpitude or theft; (b) the Participant’s conduct in connection with the Participant’s duties or responsibilities with the Company that is fraudulent, unlawful or grossly negligent; (c) the Participant’s willful misconduct; (d) the Participant’s contravention of specific lawful directions related to a material duty or responsibility which is directed to be undertaken from the Board or the person to whom the Participant reports; (e) the Participant’s material breach of the Participant’s obligations under the Plan, this Agreement or any other agreement between the Participant and the Company and its Subsidiaries; (f) any acts of dishonesty by the Participant resulting or intending to result in personal gain or enrichment at the expense of the Company, its Subsidiaries or Affiliates; or (g) the Participant’s failure to comply with a material policy of the Company, its Subsidiaries or Affiliates.
“DRO” shall mean any judgment, decree or order which relates to marital property rights of a spouse or former spouse and is made pursuant to applicable domestic relations law (including community property law), as such term is further described and used in the Plan.
[“Good Reason” shall mean (i) in the event that the Participant is subject to a written employment or similar individualized agreement with the Company and/or any of its Subsidiaries that defines “good reason” (or words with similar meaning), Good Reason shall have the meaning set forth in such agreement, and (ii) in the event that the Participant is not subject to a written employment or similar individualized agreement with the Company and/or any of its Subsidiaries that defines “good reason” (or words with similar meaning), Good Reason shall mean the occurrence of any of the following, without the Participant’s consent: (a) a material diminution of the Participant’s title, duties or authority, or (b) a material reduction in the Participant’s base salary. Any event shall cease to constitute Good Reason unless within ninety (90) days after the Participant’s knowledge of the occurrence of such event that constitutes Good Reason the Participant has provided the Company with at least thirty (30) days’ written notice setting forth in reasonable specificity the events or facts that constitute Good Reason. If the Company timely cures the event giving rise to Good Reason for the Participant’s resignation, the notice of termination shall become null and void.]

Appendix A-1